Exhibit 10.28

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                  THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

                          dated as of February 15, 2002

                                      among

                            PS BUSINESS PARKS, L.P.,


                           THE LENDERS LISTED HEREIN,


                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Agent

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                                TABLE OF CONTENTS

                                                                       Page
ARTICLE I.  THE AMENDMENTS..............................................13

         SECTION 1.1.  Definitions......................................13

         SECTION 1.2.  Employees........................................13

         SECTION 1.3.  Shareholder Agreement............................13

         SECTION 1.4.  Limitation of Guarantor..........................13

         SECTION 1.5.  Year 2000........................................13

         SECTION 1.6.  Change in Management.............................13

         SECTION 1.7.  Transactions with Affiliates.....................13

ARTICLE II.  Conditions to Effectiveness of this Amendment..............13
             ---------------------------------------------

ARTICLE IiI.  Representations of Borrower...............................13
              ---------------------------

ARTICLE IV.  MisCELLANEOUS..............................................13
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         SECTION 4.1.  Capitalized Terms................................13

         SECTION 4.2.  Ratification.....................................13

         SECTION 4.3.  Counterparts.....................................13

         SECTION 4.4.  Governing Law....................................13

                                       i

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                  THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT


                  THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") dated as of February 15, 2002 among PS BUSINESS PARKS, L.P., a California limited partnership (the "Borrower"), the lenders listed on the signature pages hereof ("Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent and representative for the Lenders (in such capacity, the "Agent").

                  WHEREAS, Borrower, the Agent and the Lenders entered into that certain Revolving Credit Agreement dated as of August 6, 1998 (the "Original Agreement"), which Original Agreement was amended by that certain First Amendment to Revolving Credit Agreement dated as of August 19, 1999 (the "First Amendment") among the Borrower, the Agent and the Lenders, and further amended by that certain Second Amendment to Revolving Credit Agreement dated as of September 29, 2000 (the "Second Amendment") (the Original Agreement as amended by the First Amendment and the Second Amendment being referred to herein as the "Modified Credit Agreement");

                  WHEREAS, Borrower, the Lenders and the Agent wish to make certain amendments to the Modified Credit Agreement effective as of January 1, 2002. The Modified Credit Agreement, as modified by this Amendment may be referred to herein as the "Credit Agreement";

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Borrower, the Lenders and the Agent agree as follows:

ARTICLE I.

THE AMENDMENTS

                  SECTION 1.1. Definitions. The following terms shall be substituted in lieu of the corresponding terms in, Section 1.1 of the Modified Credit Agreement:

                  "Capitalization Rate" means nine and one-half percent (9.5%).

                  "Unencumbered Asset Value" means, at any time, with respect to Unencumbered Assets that have been Wholly-Owned for at least one full Fiscal Quarter at such time, the product of the Property NOI of such Unencumbered Assets during the period of the full Fiscal Quarter ended most recently, multiplied by 4, less the product of (i) $.95 multiplied by (ii) the gross rentable square footage of all Unencumbered Assets that have been Wholly-Owned owned for such period, divided by the Capitalization Rate (the foregoing may be referred to herein as the "Unencumbered Pool Value") plus (y) Cash and Cash Equivalents (excluding tenant deposits and other restricted cash) and (z) the book value of Construction-in-Process and Land Holdings; provided that the value of clause (z) shall be limited to 5% of the Unencumbered Pool Value.

                  SECTION 1.2. Employees. Section 4.12 is hereby deleted in its entirety.

                  SECTION 1.3. Shareholder Agreement. Section 5.10 is hereby deleted in its entirety as the Shareholder Agreement expired on its own terms on December 31, 2001.

                  SECTION 1.4. Limitation of Guarantor. Section 5.11 of the Modified Credit Agreement is hereby modified to delete the last two sentences thereof.

                  SECTION 1.5. Year 2000. Section 5.14 is hereby deleted in its entirety.

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                  SECTION 1.6. Change in Management. Section 5.15 is hereby
deleted in its entirety and the following shall be substituted in lieu thereof:

                  5.15 Change in Management. Borrower shall provide to Lender prompt notice of (i) any change in the senior management of the Borrower, or any other Subsidiary and (ii) any change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or any Subsidiary which has had or could have a Material Adverse Effect.

                  SECTION 1.7. Transactions with Affiliates. Section 6.6 shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  6.6 Transactions with Affiliates. Borrower Parties shall not, directly or indirectly, permit to exist or enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower or with any director, officer or employee of any Subsidiary, except transactions in the ordinary course of, and pursuant to, the reasonable requirements of the business of the Borrower or any of its Subsidiaries and upon fair and reasonable terms and are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate.

ARTICLE II.

CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT

                  The closing hereunder shall occur on the date when each of the following conditions is satisfied (or waived by the Agent and the Lenders) (the "Amendment Date"), each document to be dated the Amendment Date unless otherwise indicated:

                  (a) the Borrower, the Agent and each of the Lenders shall have executed and delivered to the Borrower and the Agent a duly executed original of this Amendment;

                  (b) Guarantor shall have executed and delivered to the Agent a duly executed consent to this Amendment reaffirming Guarantor's obligations under the Guaranty;

                  (c) the Agent shall have received all documents the Agent may reasonably request relating to the existence of the Borrower and Guarantor, the authority for and the validity of this Amendment and the other Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Agent. Such documentation shall include, without limitation, the agreement of limited partnership of the Borrower, as well as the certificate of limited partnership of the Borrower, both as amended, modified or supplemented to the Amendment Date, certified to be true, correct and complete by a senior officer of the Borrower as of a date not more than ten (10) days prior to the Amendment Date, as well as the articles of incorporation and bylaws of Guarantor, as amended, modified or supplemented to the Amendment Date, certified to be true, correct and complete by a senior officer of Guarantor as of a date not more than ten (10) days prior to the Amendment Date;

                  (d) the Borrower and Guarantor shall have taken all actions required to authorize the execution and delivery of this Amendment and the other Loan Documents and the performance thereof by the Borrower and Guarantor, as the case may be;

                  (e) the Agent shall have received, by debit(s) to Borrower's account with Lender numbered 4828-665364, which debit(s) Agent is hereby authorized to make as follows: (i) the sum of $15,000 as a modification fee due to Agent and Lender and (ii) the sum of $2,500 for legal fees due to Gibson, Dunn & Crutcher LLP; and

                  (f) no Default or Event of Default shall have occurred.

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ARTICLE III.

REPRESENTATIONS OF BORROWER

                  The Borrower hereby represents and warrants to the Agent and each of the Lenders the following:

                  (a) All of the representations and warranties contained in the Modified Credit Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Amendment; the foregoing representation and warranty is not intended to modify Section 7.1.4 of the Credit Agreement.

                  (b) No event which constitutes a Default or an Event of Default under the Modified Credit Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Amendment.

                  (c) The Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Modified Credit Agreement, as amended hereby, and under the Notes; and all such action has been duly authorized by all necessary proceeding on its part. Each of the Modified Credit Agreement, this Amendment and the Notes has been duly and validly executed and delivered by the Borrower and constitutes the valid and legally binding obligation of the Borrower enforceable in accordance with its terms, except as limited by moratorium, bankruptcy, reorganization, insolvency or other laws affecting creditor's rights generally or by the exercise of judicial discretion in accordance with general principles of equity.

ARTICLE IV.

MISCELLANEOUS

                  SECTION 4.1 Capitalized Terms The capitalized terms used herein which are defined in the Modified Credit Agreement and not otherwise defined herein shall have the meanings specified therein.

                  SECTION 4.2 Ratification The Modified Credit Agreement, as hereby amended, is in all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

                  SECTION 4.3 Counterparts This Amendment may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute one and the same instrument.

                  SECTION 4.4 Governing Law THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                                    Borrower:

                                    PS BUSINESS PARKS, L.P.,
                                    a California limited partnership

                                    By:      PS BUSINESS PARKS, INC.,
                                             a California corporation,
                                             General Partner


                                             By:    /s/ Jack E. Corrigan
                                                    --------------------
                                             Name:  Jack E. Corrigan
                                                    ----------------
                                             Title: Vice President
                                                    --------------


                                    Address:   PS BUSINESS PARKS, L.P.
                                               701 Western Avenue
                                               Glendale, California  91201
                                               Attn:  Chief Financial Officer
                                               Telephone:  (818) 244-8080
                                               Telecopier:  (818) 244-9267

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                                    Agent:

                                    Wells Fargo Bank, National Association


                                    By:    /s/ Kim Surch
                                           -------------
                                    Name:  Kim Surch
                                           ---------
                                    Title: Vice President
                                           --------------



Address:                            Wells Fargo Bank, National Association
                                    2030 Main Street, 8th Floor
                                    Irvine, California 92614
                                    Attention:  Office Manager
                                    Telephone:  (949) 251-4300
                                    Telecopier:  (949) 851-9728

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                                    Lender:

                                    Wells Fargo Bank, National Association


                                    By:    /s/ Kim Surch
                                           -------------
                                    Name:  Kim Surch
                                           ---------
                                    Title: Vice President
                                           --------------


Address:                            Wells Fargo Bank, National Association
                                    2030 Main Street, 8th Floor
                                    Irvine, California 92614
                                    Attention:  Office Manager
                                    Telephone:  (949) 251-4300
                                    Telecopier:  (949) 851-9728



LIBOR LENDING                       Wells Fargo Bank, National Association
OFFICE:                             2120 East Park Place, Suite 100
                                    El Segundo, California 90245
                                    Attention:  Anne Colvin
                                    Telephone:  (310) 335-9458
                                    Telecopier:  (310) 615-1014


                              CONSENT OF GUARANTOR

The undersigned, PS BUSINESS PARKS, INC., a California corporation ("Guarantor"), (i) hereby consents to the foregoing Third Amendment to Revolving Credit Agreement dated as of February 15, 2002 (the "Third Amendment") among PS BUSINESS PARKS, L.P., a California limited partnership ("Borrower"), the lenders listed therein (the "Lenders") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (in such capacity, the "Agent"), and (ii) hereby reaffirms its obligations under that certain General Continuing Repayment Guaranty dated as of August 6, 1998 made by Guarantor in favor of the Lenders and the Agent pursuant to which, among other things, Guarantor guarantees the payment and performance of Borrower's obligations under the Revolving Credit Agreement dated as of August 6, 1998 among Borrower, the Lenders and the Agent, as amended by each of the First Amendment to Revolving Credit Agreement dated as of August 19, 1999 among Borrower, the Lenders and the Agent, the Second Amendment to Revolving Credit Agreement dated as of September 29, 2000 among Borrower, the Lenders and the Agent and the Third Amendment.



                                    PS BUSINESS PARKS, INC.,
                                    a California corporation


                                    By:    /s/ Jack E. Corrigan
                                           --------------------
                                    Name:  Jack E. Corrigan
                                           ----------------
                                    Title: Vice President
                                           --------------